UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 14, 2021

StoneCastle Financial Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-189307	90-0934878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Fillmore Street, Suite 325, Denver, Colorado	80206
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 398-2929

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	BANX	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 9, 2021, StoneCastle Financial Corp. (NASDAQ: BANX) (the “Company”), a closed-end investment company, entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain investors named therein (the “Investors”), relating to a direct public offering (the “Offering”) of 492,234 shares of the Company’s common stock (“Common Stock”). The offering price is $21.89 per share of Common Stock. The shares were delivered on July 14, 2021.

The Offering was made pursuant to the Company’s registration statement on Form N-2 (File Nos. 333-251349; 811-22853), originally filed with the Securities and Exchange Commission (the “SEC”) on December 14, 2020 and declared effective on May 28, 2021, a base prospectus dated May 26, 2021 and a prospectus supplement dated July 9, 2021.

The legal opinion, including the related consent, of Troutman Pepper Hamilton Sanders LLP relating to the issuance and sale of the shares of Common Stock issued in the Offering is filed as Exhibit 5.1 hereto.

The proceeds from the Offering were approximately $10,775,000, exclusive of legal and administrative expenses associated with the transaction. The transaction date for the purchase and sale of Common Stock was July 12, 2021 and shares of Common Stock were delivered on July 14, 2021.

The foregoing description of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Securities Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The Securities Purchase Agreement has been filed with this Current Report on Form 8-K to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Securities Purchase Agreement were made only for purposes of such agreement and as of specific dates and were solely for the benefit of the parties to such agreement.

Item 8.01	Other Events.

On July 12, 2021, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

5.1	Opinion of Troutman Pepper Hamilton Sanders LLP
10.1	Securities Purchase Agreement, dated as of July 9, 2021, by and among StoneCastle Financial Corp. and the investors named therein
23.1	Consent of Troutman Pepper Hamilton Sanders LLP (included in Exhibit 5.1)
99.1	Press Release, dated July 12, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONECASTLE FINANCIAL CORP.
Date: July 14, 2021

	By:	/s/ Patrick J. Farrell
	Name:	Patrick J. Farrell
	Title:	Chief Financial Officer

Exhibit Index

5.1	Opinion of Troutman Pepper Hamilton Sanders LLP
10.1	Securities Purchase Agreement, dated as of July 9, 2021, by and among StoneCastle Financial Corp. and the investors named therein
23.1	Consent of Troutman Pepper Hamilton Sanders LLP (included in Exhibit 5.1)
99.1	Press Release, dated July 12, 2021